Exhibit 32.2
           Broadcast International, Inc. & Subsidiaries
             Certification Of Chief Executive Officer
    Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To
          Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the quarterly report of Broadcast International, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, Randy Turner , Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)  The information contained in the Form 10-QSB fairly presents, in all
         material respects, the financial condition and results   of
         operations of the Company.

Date: August 19, 2004

/s/ Randy Turner
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Randy Turner
Chief Financial Officer